UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

Healthcare Integrated Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	85-1173741
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Weisgarber Road Knoxville, TN	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 237-4448
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2025, we appointed Mr. Anand Ijju, as our Chief Technology Officer (CTO). Mr. Ijju’s employment with the Company will begin on May 1, 2025. Mr. Ijju entered into a three-year agreement with the Company.

Mr. Ijju is a seasoned technology executive with over two decades of experience in building and scaling global technology companies. As an Executive Vice President of ProKarma (Concentrix), he played a pivotal role in growing the IT solutions firm to a $1.5 billion enterprise before its successful exit. Anand has held executive technology leadership positions in high-growth organizations, where he has driven innovation in artificial intelligence, data engineering, and scalable cloud infrastructures. His strategic vision and technical expertise have been instrumental in launching and expanding AI-driven products on a global scale. Currently, Anand serves as the Chief Technology Officer at Healthcare Integrated Technologies (OTC: HITC), operating under www.SafeSpaceGlobal.AI, where he leads the development of ambient AI software solutions aimed at enhancing safety and monitoring in healthcare facilities and other environments.

As compensation, the Company agreed to pay Mr. Ijju an annual salary of $150,000 and Mr. Ijju is entitled to discretionary bonuses as may be awarded from time to time by the Company’s Board of Directors. As additional compensation the Company granted Mr. Ijju a stock grant of 500,000 shares of the Company’s common stock. The stock grant shall be non-qualified and shall become vested as follows:

166,666 shares shall vest on May 1, 2026

166,667 shares shall vest on May 1, 2027

166,667 shares shall vest on May 1, 2028

Mr. Ijju is entitled to participate in any employee benefit plans, programs and arrangements of the Company in effect during the engagement period which are generally available to other senior executives of the Company (including, without limitation, group medical insurance plans, life insurance plans, and 401(k) plans), subject to and on a consistent basis with the terms, conditions and overall administration of such plans, programs and arrangements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employee Chief Technology Officer Employment Agreement with Anand Ijju dated May 1, 2025

10.4	Cover Page Interactive Data File (embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Integrated Technologies Inc.

Date: April 10, 2025	By:	/s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer